Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE F – INCOME TAXES

Significant components of the provision for income taxes for the years ended December 31, 2014 and 2013 is as follows (in thousands):

	2014	2013
Current:
Federal	$113	$93
State	44	59

Total Current Provision	$157	$152

We recorded no provision for income taxes for the year ended December 31, 2012.

A reconciliation of the differences between the effective tax rate and the federal statutory tax rate for the years ended December 31, 2014 and 2013 is as follows:

	2014	2013
Federal Statutory Tax Rate	34.00%	34.00%
State Income Taxes, net of Federal Income Tax Benefit	3.37%	1.77%
Non-deductible expenses	5.89%	1.89%
Non-deductible stock options and warrants	4.00%	14.45%
Non-deductible tax expense	8.79%	—%
Prior year adjustments for stock compensation	(27.93)%	—%
Other, net	—%	0.26%
Valuation allowance	(15.96)%	(45.44)%

Effective Tax Rate	12.16%	6.93%

The prior year adjustments in the rate reconciliation for 2014 primarily relate to the recognition of deferred tax assets for Non-qualified stock options from prior years, although such deferred tax assets would be fully reserved by a valuation allowance.

The valuation allowances are required to be allocated between the current and noncurrent classifications depending on the division of deferred tax assets between current and noncurrent classifications. At December 31, 2014 and 2013, our current and non-current deferred income tax assets and liabilities consisted of the following (in thousands):

	2014	2013
Current deferred income tax assets:
Allowance for doubtful accounts	$1,548	$1,741
Accrued vacation	334	243
AMT credit	—	93
Other	38	30

Subtotal	1,920	2,107

Less valuation allowance	(1,099)	(1,519)

Total Net Current Deferred Income Tax Assets	$821	$588

Non-Current deferred income tax assets (liabilities):
Net operating loss carry-forwards	$1,336	$1,240
AMT credit	96	—
Nonqualified stock options and warrants	560	—
Accumulated depreciation and amortization	(1,672)	(933)

Subtotal	320	307

Less valuation allowance	(1,141)	(895)

Total Net Non-current Deferred Income Tax Liability	(821)	(588)

Net Deferred Income Tax Asset / (Liability)	$—	$—

At December 31, 2014 and 2013, the Company had federal net operating loss carry forwards of approximately $8.2 million and $3.4 million, respectively and state net operating loss carry forwards of approximately $2.3 million and $1.2 million, respectively. The net operating loss amount differs from the recorded deferred tax asset due to the Company not recording the windfall benefit on the exercise of options. Assuming our net operating loss carry forwards are not disallowed because of certain “change in control” provisions of the Internal Revenue Code, these net operating loss carry forwards expire in various years beginning in the year ending December 31, 2028. However, we have established a valuation allowance to fully reserve our net deferred income tax assets as such assets did not meet the more likely than not recognition standard established by ASC Topic 740. Although we posted pre-tax income in 2013 and 2014, due to the unsettled circumstances around reimbursement reductions in 2015, which includes further Medicare rate reductions and the fact that we believe that most commercial insurance companies will follow Medicare’s lead and will reduce reimbursement for the effected Medicare CPT codes, we believe that our profitability for 2015 is not reasonably assured and thus we continued to record the full valuation allowance against our net deferred tax assets at December 31, 2014. Our valuation allowance decreased by $174,000 and $552,000 during the years ended December 31, 2014 and 2013, respectively.

We file income tax returns in the U.S. federal jurisdiction and in various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. For federal and state purposes, we have open tax years from the tax years ended December 31, 2008 to December 31, 2014. We are not currently subject to any ongoing income tax examinations.

We have examined our current and past tax positions taken, and have concluded that it is more likely than not these tax positions will be sustained in the event of an examination and that there would be no material impact to our effective tax rate. As of December 31, 2014, 2013, and 2012, we had no unrecognized tax benefits. In the event interest or penalties will be accrued, our policy is to include these amounts related to unrecognized tax benefits in income tax expense. As of December 31, 2014, we had no accrued interest or penalties related to uncertain tax positions.